FORM OF NON-QUALIFIED STOCK OPTION AGREEMENT

g8wave Holdings, Inc.
2007 Equity Incentive Plan

g8wave Holdings, Inc. (the “Company”) hereby grants to Grantee an option to purchase the Number of Shares of Common Stock of the Company for the Exercise Price per share set for below (the “Option”) pursuant to the Company’s 2007 Equity Incentive Plan (the “Plan”) and upon the terms and conditions below. A copy of the Plan is attached hereto and is incorporated herein in its entirety by reference.

1.	Identifying Provisions. As used in this Option Agreement, the following terms shall have the following respective meanings:

(a)	Grantee:

(b)	Date of grant:

(c)	Number of Shares:

(d)	Exercise Price: $

(e)	Expiration Date:

2.
Timing of Exercise. The Option expires on the close of business on the Expiration Date and shall not be exercisable thereafter. Subject to the restrictions on exercise below, the Option shall vest and become exercisable on each date set forth below to purchase the Number of Shares indicated for each date:

Date:   Number of Shares Vesting on Date:

(a)

(b)

(c)

(d)

3.	Restrictions on Exercise. The following additional provisions shall apply to the exercise of the Option:

(a)
If the Grantee’s employment or other service relationship is terminated by the Company for “cause,” the Option shall terminate automatically and without notice to the Grantee on the date the Grantee’s employment or other service relationship is terminated. For purposes hereof, “cause” shall mean (i) illegal or disreputable conduct that impairs the reputation, good will or business of the Company or involves the misappropriation of funds or other property of the Company, (ii) willful misconduct by the Grantee or willful failure to perform his or her responsibilities in the best interests of the Company (including, without limitation, breach by the Grantee of any provision of any employment, advisory, consulting, nondisclosure, noncompetition or other agreement between the Grantee and the Company or any subsidiary of the Company), (iii) refusal or failure to carry out any employment or other service relationship duties reasonably assigned to the Grantee other than by reason of death or disability, or (iv) demonstrated negligence or gross inefficiency in the execution of the Grantee’s employment or other service relationship duties for the Company. Any resignation in anticipation of discharge for cause that is accepted by the Company in lieu of a formal discharge for cause shall be deemed a termination of employment or other service relationship for cause for purposes hereof.

(b)
If the Grantee dies while employed by or performing other services for the Company or within thirty (30) days after the Grantee ceases employment or other service to the Company due to disability, each Option held by the Grantee immediately prior to death may be exercised, to the extent it was exercisable immediately prior to death, by the Grantee’s executor or administrator or by the person or persons to whom the Option is transferred by will or the applicable laws of descent and distribution, at any time within a one-year period beginning with the date of the Grantee’s death, but in no event after the Expiration Date.

(c)
If the Grantee’s employment or other service relationship with the Company terminates for any reason other than cause or death, all Options held by the Grantee that are not then exercisable shall terminate as of the date employment or other service relationship terminates. Options that are exercisable as of the date employment or other service relationship terminates shall be exercisable by the Grantee during the thirty (30) days following such termination, but only as to the number of shares, if any, as to which the Option was exercisable immediately prior to such termination and in no event after the Expiration Date.

4.
Exercise of Option. The Option may be exercised only as follows: (a)(1) by delivering a Stock Transaction Authorization Form and/or any other form(s) required by the Company to be executed and delivered by the Grantee at the time of exercise or (2) through the Company’s designated broker for stock option exercises at the time of exercise, if any (the “Broker”), in compliance with the procedures established by the Broker, and (b) by delivering to the Company payment for the aggregate Exercise Price for the portion of the Option being exercised, plus any applicable payroll withholding taxes (the “Payment Amount”), through (i) a check or wire transfer payable to the Company, (ii) shares of Common Stock of the Company transferred to the Company having a Fair Market Value equal to the Payment Amount, or (iii) the payment options offered by the Broker.

5.
Non-Transferable. The Grantee may not transfer the Option except by will, qualified domestic relations order, or laws of descent and distribution, subject to the terms and conditions of the Plan. The Option shall not be otherwise sold, assigned, transferred, pledged or otherwise encumbered in any way, whether by operation of law or otherwise, and shall be exercisable during the Grantee’s lifetime only by the Grantee or his guardian or legal representative.

6.
No Fractional Shares. In the event exercise of the Option shall require the Company to issue a fractional share of Common Stock of the Company, such fraction shall be disregarded and the purchase price payable in connection with such exercise shall be appropriately reduced. Any such fractional share shall be carried forward and added to any shares covered by future exercise(s) of the Option.

7.
Brokerage Fees, Commissions & Taxes. Any brokerage fees or commissions and all taxes are the responsibility of the Grantee. No later than the date of exercise, the Grantee shall pay to the Company, or make provision satisfactory to the Company for payment of, any taxes required by law to be withheld in connection with the exercise of the Option.

8.
Rights in Shares Before Issuance and Delivery. No person shall be entitled to the privileges of stock ownership in respect of any shares issuable upon exercise of the Option unless and until such shares have been issued to such person as fully paid shares.

9.	Non-Incentive Stock Option. The Option is not intended to be an incentive stock option pursuant to Section 422 of the Internal Revenue Code.

10.
The Plan. This Option Agreement is subject to, and the Grantee agrees to be bound by, all of the terms and conditions of the Plan under which the Option was granted, as the same may be amended from time to time in accordance with the terms thereof. Pursuant to the Plan, the Board of the Company (or any Committee thereof) has final authority to interpret and construe the Plan and this Option Agreement, and is authorized to adopt rules and regulations for carrying out the Plan.

11.
Treatment of Option. The Option and any exercise thereof or purchase of shares thereunder shall constitute special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for the purpose of determining any pension, retirement, death or other benefits under (a) any pension, retirement, profit-sharing, bonus, life insurance, 401(k) or other employee benefit plan of the Company, or any of its affiliates, or (b) any agreement between the Company or any of its affiliates on the one hand, and the Grantee on the other hand, except as such plan or agreement shall otherwise expressly provide.

12.	Laws Applicable to Construction. This Option Agreement shall be construed and enforced in accordance with the laws of the State of Delaware.

13.
Entire Agreement. This Agreement embodies the entire agreement of the parties hereto with respect to the Option granted hereunder, and all other matters contained herein. This Agreement supersedes and replaces any and all prior oral or written agreements with respect to the subject matter hereof. This Agreement may be amended, and any provision hereof waived, only in a writing signed by the party against whom such amendment or waiver is sought to be enforced. A waiver on one occasion shall not be deemed to be a waiver of the same or any other breach on a future occasion. If there is any inconsistency between the provisions of this Agreement and of the Plan, the provisions of the Plan shall govern.

IN WITNESS WHEREOF, the Company has executed this Option Agreement on ________________. 20__.

g8wave Holdings, Inc.

By__________________________

By signing this Option Agreement below, the Grantee hereby acknowledges that he or she has read, understands and accepts the Option Agreement and agrees to all of the terms and conditions set forth herein and in the g8wave Holdings, Inc. 2007 Equity Incentive Plan.

____________________________
Grantee Signature

____________________________
Print Name

____________________________
Date